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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2006

                          REGIONS FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

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
          Delaware                       0-6159                  63-0589368
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)
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
417 North 20th Street, Birmingham, Alabama                          35203
 (Address of principal executive offices)                        (Zip code)
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                                 (205) 944-1300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

     On June 30, 2006:

* -- the company and John I. Fleischauer, Jr., regional chief executive officer/western region, executed an amended and restated employment agreement.

* -- the company and Ronald C. Jackson, senior vice president and comptroller, executed an amendment to change of control agreement.

* -- the company and Doyle R. Rippee, executive vice president, corporate banking, executed an amendment to change of control agreement.

     One purpose of the amendment to the agreement with Mr. Fleischauer and the agreement with Mr. Jackson is to bring the respective agreement into compliance with Section 409A of the Internal Revenue Code (the "Code"). The modifications to comply with Section 409A of the Code are effective as of January 1, 2005, and affect primarily the timing and form of payment of benefits payable under the respective agreement following a termination of employment.

     In the case of each of the three executive officers, the Regions-Union
Planters merger on July 1, 2004, constituted a "change of control" within the meaning of the agreement. Each agreement provided for a period (the "UP election window period") during which the officer could terminate his employment and have the separation from service treated as a termination for good reason following such change of control, entitling him to receive payment of accrued compensation and benefits plus an amount equal to a multiple (3x in the case of Mr.
Fleischauer, 2x in the case of Mr. Jackson, and 2x in the case of Mr. Rippee) of the sum of his base salary and highest annual bonus during the three years preceding calendar year 2004 (the year in which the change of control occurred) or the year preceding the year in which separation from service occurs.

     The amendment to the agreement with Mr. Fleischauer extends the expiration of his UP election window period from June 30, 2006, until December 31, 2006.

     The amendment to the agreement with Mr. Jackson extends the expiration of his UP election window period from June 30, 2006, until January 1, 2007, and also provides that if he remains employed by Regions through December 31, 2006, he will be entitled to a bonus payable under Regions' corporate bonus plan for 2006.

     The amendment to the agreement with Mr. Rippee changes his UP election window period from the month of June 2006 to the month of June 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits. The exhibits listed in the exhibit index are filed as a part of this current report on Form 8-K.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REGIONS FINANCIAL CORPORATION
                                        (Registrant)


                                        By: /s/ D. Bryan Jordan
                                            ------------------------------------
                                            D. Bryan Jordan
                                            Executive Vice President
                                            and Chief Financial Officer

Date: July 7, 2006

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                                INDEX TO EXHIBITS

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
Exhibit No.                               Description
-----------                               -----------
    99.1      Amended and Restated Employment Agreement between John I.
              Fleischauer, Jr. and Regions Financial Corporation, executed
              June 30, 2006.

    99.2 Amendment to Change of Control Agreement between Ronald C. Jackson and Regions Financial Corporation, executed June 30, 2006.

    99.3      Second Amendment to Change of Control Agreement between Doyle R.
              Rippee and Regions Financial Corporation, executed June 30, 2006.

    99.4      Form of Change of Control Agreement as entered into by Regions
              Financial Corporation with each of Ronald C. Jackson and Doyle R.
              Rippee as of January 1, 2003.

    99.5 Form of Amendment to Change of Control Agreement as entered into by Regions Financial Corporation with each of Ronald C. Jackson and Doyle R. Rippee dated as of March 1, 2005.
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